EMPLOYMENT AGREEMENT

This Agreement is made and entered into as of this twentieth day of March 2000, by and between PVAXX Corporation, a company organized and existing under the laws of Florida USA, and Henry Stevens, an individual.

WHEREAS PVAXX is engaged in the manufacturing and sale of certain polymer Material, known as PVAXX polymer, used for the manufacturing of plastic materials and related products; and

WHEREAS, PVAXX is the owner of trade secrets and confidential proprietary Information, as hereinafter defined, relating to the formulation of PVAXX polymer; and

WHEREAS, PVAXX desires that Henry Stevens be employed as Director of the Company, and

WHEREAS, Henry Stevens desires to be employed by the Company under the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PERIOD AND BASIS OF EMPLOYMENT

(a) The employment under this agreement shall start from 20th March 2000 and shall continue from that date for a term of five years on a rolling five year basis and will be renewable by the company on the anniversary without the requirement of formal notification.

FACILITIES

(a) The Company shall make available such office space and other facilities as may be required at any time in order that he may perform his duties.

REMUNERATION

(a) Company shall pay $50,000 per month net of all taxes. Payable monthly in arrears on the last working day of each month.

(b) The Company shall provide the use of a motor vehicle in accordance with his choice of vehicle, when he is in USA.

(c) The Company shall provide a villa in Fort Myers area during any extended stay requirements in Florida, at a rental of up to $36,000 per annum

(d) The Company shall establish a performance related share option scheme in which a participation commensurate with position will be guaranteed.

EXPENSES

(a) The Company shall reimburse all expenses reasonably incurred by him in or about the discharge of his duties.

CONFIDENTIAL PROPRIETARY INFORMATION

(a) The Director shall keep confidential all information used in PVAXX business including, but not limited to, the formulation, blend and properties of raw materials or finished product, operating methods, know-how, intellectual property, all machine developments and the like, both written and unwritten, which is

    (i)     proprietary to, about or created by PVAXX;

    (ii) gives PVAXX some competitive business advantage or the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of PVAXX;

    (iii) designated as Confidential Proprietary Information by PVAXX, or from all the relevant circumstances should reasonably be assumed to be confidential and proprietary to PVAXX;

    (iv)    not generally known by non-PVAXX personnel

    (v)     not in the public domain; or

    (vi) obtainable from third parties (who themselves have not breached confidentiality).

(b) This Agreement is effective as of the day and date set forth above and will remain in force and in effect with respect to the Confidential Proprietary Information so long as it remains confidential and valuable to PVAXX.

TERMINATION

(a) Irrespective of anything to the contrary contained herein, either party may terminate this Agreement immediately:

    (i) Upon the filing by either party of a voluntary petition for bankruptcy;

    (ii) Sixty (60) days after the filing against either party of an involuntary petition in bankruptcy if the petition is not stayed or vacated within said sixty (60) day period

    (iii) Upon the filing by either party of an involuntary petition to have the other party declared bankrupt if the petition is not stayed or vacated within thirty (30) days from the date of filing.

    (iv) Upon the execution by either party of an assignment for the benefit of creditors;

    (v) Upon the appointment of a receiver or manager of either party's assets or such other act or bankruptcy by either party; or

(b) Either party may terminate this Agreement if any of the following continues to exist for thirty (30) days after either party has sent to the other notice of the existence of any such events and of its intentions to terminate if such event is not remedied:

    (i) Any breach by either party of its material obligations under this Agreement.

INDEMNIFICATION

PVAXX shall indemnify and hold harmless and will, upon request, defend the other against all actions, proceedings, claims. Demands, suits, damages or expenses, including reasonable attorney fees and other costs that may be assessed against the Director.

ENTIRE AGREEMENT

This instrument is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of its terms. No course of prior dealings between the parties and no usage of trade shall be relevant or admissible to supplement, explain or vary any of the terms of this Agreement. Acceptance of or acquiescence in, a course of performance rendered under this or any prior agreement shall not be relevant even though the accepting or acquiescing party has knowledge of the nature of the performance and an opportunity to make objection. No representations, understandings or agreements have been made or relied upon in the making of this Agreement other than those specifically set forth herein. This Agreement may be modified only by an installment signed by both parties or their duly authorized agents.

APPLICABLE LAW

This Agreement shall be construed and performed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned have set their hands and seals effective as of the date first above written.


PVAXX CORPORATION

/s/ Bryan Wade               /s/ Henry Stevens


HENRY STEVENS
--------------------------------------------------------------------------------

                            EMPLOYMENT AGREEMENT

This Agreement is made and entered into as of this twentieth day of March 2000, by and between PVAXX Corporation, a company organized and existing under the laws of Florida USA, and Bryan Wade, an individual.

WHEREAS PVAXX is engaged in the manufacturing and sale of certain polymer Material, known as PVAXX polymer, used for the manufacturing of plastic materials and related products; and

WHEREAS, PVAXX is the owner of trade secrets and confidential proprietary Information, as hereinafter defined, relating to the formulation of PVAXX polymer; and

WHEREAS, PVAXX desires that Bryan Wade be employed as Director of the Company, and

WHEREAS, Bryan Wade desires to be employed by the Company under the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PERIOD AND BASIS OF EMPLOYMENT

(a) The employment under this agreement shall start from 20th March 2000 and shall continue from that date for a term of three years on a rolling basis and will be renewable by the company on the anniversary without the requirement of formal notification.

FACILITIES

(a) The Company shall make available such office space and other facilities as may be required at any time in order that he may perform his duties.

REMUNERATION

(a) Company shall pay to the Director $10,000 per month gross for one year and $15,000 per month thereafter. Payable monthly in arrears on the last working day of each month beginning 30th April 2000.

(b) The Company shall provide the use of a motor vehicle while undertaking work responsibilities in the United States.

(c) The Company shall establish a performance related share option scheme in which a participation commensurate with position will be guaranteed.

EXPENSES

(a) The Company shall reimburse all expenses reasonably incurred by him in or about the discharge of his duties.

CONFIDENTIAL PROPRIETARY INFORMATION

(a) The Director shall keep confidential all information used in PVAXX business including, but not limited to, the formulation, blend and properties of raw materials or finished product, operating methods, know-how, intellectual property, all machine developments and the like, both written and unwritten, which is

    (i)     proprietary to, about or created by PVAXX;

    (ii) gives PVAXX some competitive business advantage or the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of PVAXX;

    (iii) designated as Confidential Proprietary Information by PVAXX, or from all the relevant circumstances should reasonably be assumed to be confidential and proprietary to PVAXX;

    (iv)    not generally known by non-PVAXX personnel

    (v)     not in the public domain; or

    (vi) obtainable from third parties (who themselves have not breached confidentiality).

(b) This Agreement is effective as of the day and date set forth above and will remain in force and in effect with respect to the Confidential Proprietary Information so long as it remains confidential and valuable to PVAXX.

TERMINATION

(a) Irrespective of anything to the contrary contained herein, either party may terminate this Agreement immediately:

    (i) Upon the filing by either party of a voluntary petition for bankruptcy;

    (ii) Sixty (60) days after the filing against either party of an involuntary petition in bankruptcy if the petition is not stayed or vacated within said sixty (60) day period

    (iii) Upon the filing by either party of an involuntary petition to have the other party declared bankrupt if the petition is not stayed or vacated within thirty (30) days from the date of filing

    (iv) Upon the execution by either party of an assignment for the benefit of creditors;

    (v) Upon the appointment of a receiver or manager of either party's assets or such other act or bankruptcy by either party; or

(b) Either party may terminate this Agreement if any of the following continues to exist for thirty (30) days after either party has sent to the other notice of the existence of any such events and of its intentions to terminate if such event is not remedied:

    (i) Any breach by either party of its material obligations under this Agreement.

INDEMNIFICATION

PVAXX shall indemnify and hold harmless and will, upon request, defend the other against all actions, proceedings, claims. Demands, suits, damages or expenses, including reasonable attorney fees and other costs that may be assessed against the Director.

ENTIRE AGREEMENT

This instrument is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of its terms. No course of prior dealings between the parties and no usage of trade shall be relevant or admissible to supplement, explain or vary any of the terms of this Agreement. Acceptance of or acquiescence in, a course of performance rendered under this or any prior agreement shall not be relevant even though the accepting or acquiescing party has knowledge of the nature of the performance and an opportunity to make objection. No representations, understandings or agreements have been made or relied upon in the making of this Agreement other than those specifically set forth herein. This Agreement may be modified only by an installment signed by both parties or their duly authorized agents.

APPLICABLE LAW

This Agreement shall be construed and performed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned have set their hands and seals effective as of the date first above written.

PVAXX CORPORATION

/s/ Henry Stevens          /s/ Bryan Wade
President                  BRYAN WADE